                                                 Free Writing Prospectus
                                                 Filed Pursuant to Rule 433
                                                 Registration No.333-140436-01




                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[XXX,XXX,000] (APPROXIMATE)

                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2007-FFB

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            HOME LOAN SERVICES, INC.
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 MARCH [7], 2007

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $503,580,999
Aggregate Original Principal Balance      $503,645,684
Number of Mortgage Loans                         8,705

                                          MINIMUM    MAXIMUM        AVERAGE (1)
                                          -------   --------   --------------------
Original Principal Balance                $10,000   $330,000          $57,857
Outstanding Principal Balance             $ 9,994   $329,769          $57,850

                                          MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                                          -------   --------   --------------------
Original Term (mos)                           120        240              195
Stated remaining Term (mos)                   115        240              194
Loan Age (mos)                                  0          6                2
Current Interest Rate                       7.800%    13.500%          10.833%
Combined Loan-to-Value                      16.49%    100.92%           99.38%
Credit Score (3)                              586        819              667

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             10/01/2016   03/01/2027

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                       0.00%
2nd Lien                                     100.00%

OCCUPANCY
Primary                                       99.99%
Second Home                                    0.00%
Investment                                     0.01%

LOAN TYPE
Fixed Rate                                   100.00%
ARM                                            0.00%

AMORTIZATION TYPE
Fully Amortizing                               0.75%
Interest Only                                  0.00%
10/30 Balloon                                  0.68%
15/30 Balloon                                 47.57%
15/40 Balloon                                 25.25%
20/30 Balloon                                 25.76%

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
YEAR OF ORIGINATION
2006                                          63.45%
2007                                          36.55%

LOAN PURPOSE
Purchase                                      91.62%
Refinance - Rate/Term                          1.39%
Refinance - Cashout                            6.98%

PROPERTY TYPE
Single Family                                 61.53%
Planned Unit Development                       7.65%
Condominium                                   24.10%
Two- to Four-Family                            6.72%
Modular Housing                                0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                         AGGREGATE                                   AVERAGE              WEIGHTED
                               NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                                 OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-    FULL
RANGE OF                      MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
MORTGAGE RATES                  LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)     (%)      (%)     IO (%)
--------------                --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
7.501% to 8.000%                    7       617,354     0.12     7.838     719        88,193      84.38     43.84    100.00    0.00
8.001% to 8.500%                   33     2,315,404     0.46     8.278     713        70,164      91.98     35.54    100.00    0.00
8.501% to 9.000%                  536    23,047,611     4.58     8.810     679        42,999      97.96     41.47     90.92    0.00
9.001% to 9.500%                  416    29,680,456     5.89     9.295     715        71,347      98.14     41.91     91.85    0.00
9.501% to 10.000%               1,368    70,817,916    14.06     9.782     689        51,767      99.51     42.81     70.66    0.00
10.001% to 10.500%              1,096    74,917,006    14.88    10.283     695        68,355      99.43     43.92     50.00    0.00
10.501% to 11.000%              1,321    84,437,386    16.77    10.782     674        63,919      99.60     42.78     49.10    0.00
11.001% to 11.500%              1,224    71,752,938    14.25    11.281     654        58,622      99.46     43.13     50.21    0.00
11.501% to 12.000%              1,285    70,006,289    13.90    11.766     640        54,480      99.86     45.17     50.91    0.00
12.001% to 12.500%                979    53,811,758    10.69    12.298     630        54,966      99.69     46.73     58.52    0.00
12.501% to 13.000%                353    18,142,977     3.60    12.733     615        51,397      99.74     47.94     87.29    0.00
13.001% to 13.500%                 87     4,033,904     0.80    13.171     609        46,367      99.99     49.74    100.00    0.00
                                -----   -----------   ------    ------     ---        ------      -----     -----    ------    ----
TOTAL:                          8,705   503,580,999   100.00    10.833     667        57,850      99.38     43.86     60.20    0.00
                                =====   ===========   ======    ======     ===        ======      =====     =====    ======    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.800% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.833% per annum.

REMAINING MONTHS TO STATED MATURITY

                                         AGGREGATE                                   AVERAGE              WEIGHTED
                               NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                                 OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-    FULL
RANGE OF                      MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
REMAINING TERMS (MONTHS)        LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)     (%)      (%)     IO (%)
------------------------      --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
109 to 120                         66     3,559,222     0.71    10.933     661       53,928      99.79     42.95     52.55     0.00
169 to 180                      6,616   367,117,880    72.90    10.919     663       55,489      99.43     43.98     60.56     0.00
229 to 240                      2,023   132,903,898    26.39    10.595     677       65,696      99.25     43.55     59.39     0.00
                                -----   -----------   ------    ------     ---       ------      -----     -----     -----     ----
TOTAL:                          8,705   503,580,999   100.00    10.833     667       57,850      99.38     43.86     60.20     0.00
                                =====   ===========   ======    ======     ===       ======      =====     =====     =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 240 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 194 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE                                   AVERAGE              WEIGHTED
                               NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                                 OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-    FULL
RANGE OF ORIGINAL MORTGAGE    MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
LOAN PRINCIPAL BALANCES         LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)     (%)      (%)     IO (%)
--------------------------    --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
$1 to $25,000                   1,418    27,905,459     5.54    10.641     645       19,679      99.40     42.38      81.46    0.00
$25,001 to $50,000              3,608   131,694,406    26.15    10.894     652       36,501      99.54     43.96      72.67    0.00
$50,001 to $75,000              1,693   103,026,976    20.46    10.959     664       60,855      99.43     44.68      59.49    0.00
$75,001 to $100,000               838    72,323,865    14.36    10.971     671       86,305      99.61     44.29      47.91    0.00
$100,001 to $125,000              512    57,803,753    11.48    11.012     677      112,898      99.47     44.44      40.74    0.00
$125,001 to $150,000              298    40,662,525     8.07    10.831     679      136,451      99.26     44.18      49.12    0.00
$150,001 to $175,000              118    19,233,644     3.82    10.762     682      162,997      99.62     43.75      46.91    0.00
$175,001 to $200,000               74    13,878,058     2.76    10.336     683      187,541      98.55     41.43      70.71    0.00
$200,001 to $225,000               35     7,520,392     1.49    10.326     685      214,868      98.20     38.45      57.43    0.00
$225,001 to $250,000               43    10,246,567     2.03    10.138     693      238,292      98.51     42.83      67.89    0.00
$250,001 to $275,000               24     6,290,754     1.25    10.298     695      262,115      99.17     39.81      66.84    0.00
$275,001 to $300,000               42    12,347,279     2.45     9.865     704      293,983      98.57     41.67      83.31    0.00
$300,001 to $325,000                1       317,554     0.06    10.300     662      317,554     100.00     49.00     100.00    0.00
$325,001 to $350,000                1       329,769     0.07     7.800     708      329,769      80.00     48.00     100.00    0.00
                                -----   -----------   ------    ------     ---      -------     ------     -----     ------    ----
TOTAL:                          8,705   503,580,999   100.00    10.833     667       57,850      99.38     43.86      60.20    0.00
                                =====   ===========   ======    ======     ===      =======     ======     =====     ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,994 to approximately $329,769 and the average outstanding principal balance of the Mortgage Loans was approximately $57,850.

PRODUCT TYPES

                                         AGGREGATE                                   AVERAGE              WEIGHTED
                               NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                                 OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-    FULL
                              MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
PRODUCT TYPES                   LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)     (%)      (%)     IO (%)
-------------                 --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
10/30 Balloon Loans                61     3,437,063     0.68    10.965     661       56,345      99.82     43.22     51.82     0.00
15/30 Balloon Loans             4,529   239,537,821    47.57    10.774     667       52,890      99.45     43.69     59.38     0.00
15/40 Balloon Loans             2,070   127,136,820    25.25    11.192     656       61,419      99.39     44.50     62.75     0.00
20/30 Balloon Loans             1,947   129,717,233    25.76    10.592     678       66,624      99.29     43.58     59.19     0.00
10 Year Fixed Loans                 4        91,245     0.02     9.733     684       22,811      98.69     38.49     63.67     0.00
15 Year Fixed Loans                18       474,152     0.09    10.670     652       26,342      99.63     46.00     71.73     0.00
20 Year Fixed Loans                76     3,186,665     0.63    10.721     659       41,930      97.55     42.26     67.50     0.00
                                -----   -----------   ------    ------     ---       ------      -----     -----     -----     ----
TOTAL:                          8,705   503,580,999   100.00    10.833     667       57,850      99.38     43.86     60.20     0.00
                                =====   ===========   ======    ======     ===       ======      =====     =====     =====     ====

AMORTIZATION TYPE

                                         AGGREGATE                                   AVERAGE              WEIGHTED
                               NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE  PERCENT
                                 OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-    FULL
                              MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     DOC    PERCENT
AMORTIZATION TYPE               LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)     (%)      (%)     IO (%)
-----------------             --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                   98     3,752,062     0.75    10.690     659       38,286      97.84     42.64     67.94     0.00
Balloon                         8,607   499,828,938    99.25    10.834     667       58,072      99.39     43.87     60.14     0.00
                                -----   -----------   ------    ------     ---       ------      -----     -----     -----     ----
TOTAL:                          8,705   503,580,999   100.00    10.833     667       57,850      99.38     43.86     60.20     0.00
                                =====   ===========   ======    ======     ===       ======      =====     =====     =====     ====

ADJUSTMENT TYPE

                                         AGGREGATE                                   AVERAGE              WEIGHTED
                               NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                                 OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                              MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT TYPE                 LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
---------------               --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
Fixed Rate                      8,705   503,580,999   100.00    10.833      667       57,850      99.38     43.86    60.20     0.00
                                -----   -----------   ------    ------      ---       ------      -----     -----    -----     ----
TOTAL:                          8,705   503,580,999   100.00    10.833      667       57,850      99.38     43.86    60.20     0.00
                                =====   ===========   ======    ======      ===       ======      =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                         AGGREGATE                                   AVERAGE              WEIGHTED
                               NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                                 OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                              MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GEOGRAPHIC DISTRIBUTION         LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
-----------------------       --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                            57     1,588,596     0.32    11.527      643       27,870      99.21     43.54     84.51    0.00
Arizona                           188    10,470,788     2.08    10.922      661       55,696      99.43     45.64     58.15    0.00
Arkansas                           30       761,663     0.15    11.344      652       25,389      99.84     42.85     78.12    0.00
California                      1,474   152,720,170    30.33    10.694      680      103,609      99.39     44.10     53.60    0.00
Colorado                          184     9,117,002     1.81    10.966      654       49,549      99.20     42.48     68.82    0.00
Connecticut                        54     2,458,858     0.49    11.045      651       45,534     100.00     44.45     80.02    0.00
Delaware                            6       263,200     0.05    11.314      650       43,867      99.98     41.89     67.72    0.00
District of Columbia               10       763,465     0.15    11.175      663       76,347     100.00     45.23     28.15    0.00
Florida                           979    55,694,538    11.06    10.944      665       56,889      99.53     43.73     52.02    0.00
Georgia                           379    17,125,657     3.40    10.875      652       45,186      99.34     43.42     71.59    0.00
Idaho                              42     1,719,139     0.34    11.121      646       40,932      99.74     45.37     84.98    0.00
Illinois                          314    15,761,151     3.13    11.145      668       50,195      98.31     45.16     54.63    0.00
Indiana                           110     3,524,768     0.70    10.921      648       32,043      99.73     41.60     78.87    0.00
Iowa                               10       295,610     0.06    11.077      651       29,561      97.85     45.51    100.00    0.00
Kansas                             31       902,360     0.18    11.484      633       29,108     100.00     40.57     91.15    0.00
Kentucky                           67     1,830,028     0.36    11.218      640       27,314      99.80     43.87     89.72    0.00
Louisiana                          31       975,239     0.19    10.888      646       31,459      99.66     39.38     90.59    0.00
Maine                              30       869,592     0.17    11.526      656       28,986      99.92     41.84     82.78    0.00
Maryland                          245    18,061,189     3.59    11.274      663       73,719      99.05     44.57     66.53    0.00
Massachusetts                     170    10,190,965     2.02    11.323      655       59,947      98.83     43.01     70.23    0.00
Michigan                          249     9,032,687     1.79    11.173      652       36,276      99.85     41.94     71.86    0.00
Minnesota                         151     8,054,818     1.60    10.934      664       53,343      99.76     43.72     56.14    0.00
Mississippi                        24       796,667     0.16    11.100      654       33,194      99.59     44.57     96.84    0.00
Missouri                           75     2,974,226     0.59    10.922      651       39,656      98.38     43.07     79.41    0.00
Montana                             4       107,100     0.02    10.934      638       26,775     100.00     39.59     69.56    0.00
Nebraska                           12       308,020     0.06    10.836      637       25,668      99.71     42.12     91.04    0.00
Nevada                            180    11,713,176     2.33    10.978      664       65,073      99.82     44.08     61.58    0.00
New Hampshire                      34     1,551,307     0.31    11.083      652       45,627      99.79     44.05     72.23    0.00
New Jersey                        127     9,685,071     1.92    11.206      671       76,260      98.00     44.31     40.33    0.00
New Mexico                         27     1,031,398     0.20    11.585      646       38,200      99.15     41.13     66.78    0.00
New York                          404    33,973,258     6.75    11.307      685       84,092      99.42     45.29     34.30    0.00
North Carolina                    268     9,542,441     1.89    11.323      653       35,606      99.40     43.11     78.75    0.00
North Dakota                       12       358,253     0.07    10.537      646       29,854      99.32     41.02     89.17    0.00
Ohio                              209     6,907,530     1.37    11.022      651       33,050      99.70     43.26     78.78    0.00

Oklahoma                           30       724,662     0.14    11.487      641       24,155      99.83     42.28     83.97    0.00
Oregon                            251    11,982,251     2.38    10.440      670       47,738      99.41     42.60     72.75    0.00
Pennsylvania                       98     3,600,953     0.72    10.801      663       36,744      99.89     43.41     72.20    0.00
Rhode Island                       77     3,752,413     0.75    10.900      668       48,733      99.62     45.56     59.51    0.00
South Carolina                    129     4,810,920     0.96    11.382      650       37,294      98.98     38.66     70.02    0.00
South Dakota                        3        96,672     0.02    10.849      653       32,224     100.00     48.64     63.80    0.00
Tennessee                         382    12,158,420     2.41     8.804      642       31,828      99.29     44.51     87.27    0.00
Texas                             730    22,396,899     4.45     9.886      650       30,681      99.87     42.92     71.70    0.00
Utah                              286    14,004,855     2.78    10.994      662       48,968      99.62     42.88     67.20    0.00
Vermont                             8       271,296     0.05    11.337      637       33,912      99.40     42.89    100.00    0.00
Virginia                          113     7,649,008     1.52    11.007      661       67,690      99.42     45.99     59.01    0.00
Washington                        284    16,461,610     3.27    10.746      661       57,963      99.36     43.18     75.34    0.00
West Virginia                       9       431,386     0.09    10.737      649       47,932      98.83     43.10     79.84    0.00
Wisconsin                         113     3,773,371     0.75    11.211      650       33,393      99.65     42.87     82.35    0.00
Wyoming                             5       336,353     0.07    11.179      652       67,271     100.00     46.82    100.00    0.00
                                -----   -----------   ------    ------      ---      -------     ------     -----    ------    ----
TOTAL:                          8,705   503,580,999   100.00    10.833      667       57,850      99.38     43.86     60.20    0.00
                                =====   ===========   ======    ======      ===      =======     ======     =====    ======    ====

No more than approximately 0.37% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

COMBINED LOAN-TO-VALUE RATIOS

                                         AGGREGATE                                   AVERAGE              WEIGHTED
                               NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                                 OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED             MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS            LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
--------------------          --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                      9       461,760     0.09    11.641      655       51,307      19.61     46.79    41.28     0.00
75.01% to 80.00%                    7     1,247,086     0.25     9.035      657      178,155      79.19     35.57    91.99     0.00
80.01% to 85.00%                   25     1,709,580     0.34     9.516      659       68,383      83.25     40.58    90.64     0.00
85.01% to 90.00%                  179    10,699,366     2.12     9.639      674       59,773      89.68     41.19    71.46     0.00
90.01% to 95.00%                  259    16,063,378     3.19    10.061      666       62,021      94.60     44.38    81.67     0.00
95.01% to 100.00%               8,224   473,272,856    93.98    10.895      667       57,548      99.95     43.93    59.05     0.00
100.01% or greater                  2       126,973     0.03    10.567      677       63,486     100.54     47.82     0.00     0.00
                                -----   -----------   ------    ------      ---      -------     ------     -----    -----     ----
TOTAL:                          8,705   503,580,999   100.00    10.833      667       57,850      99.38     43.86    60.20     0.00
                                =====   ===========   ======    ======      ===      =======     ======     =====    =====     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 16.49% to 100.92% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 99.38%.

DEBT-TO-INCOME RATIOS

                                         AGGREGATE                                   AVERAGE              WEIGHTED
                               NUMBER    PRINCIPAL    PERCENT  WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                                 OF       BALANCE       OF      AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF DEBT-TO-             MORTGAGE  OUTSTANDING  MORTGAGE   COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
INCOME RATIOS                   LOANS       ($)      POOL (%)     (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
-----------------             --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                    179    12,233,315     2.43    10.219      675       68,343      98.22      14.13    91.83    0.00
20.01% to 25.00%                  181     9,476,403     1.88    10.471      670       52,356      99.48      23.51    81.01    0.00

25.01% to 30.00%                  343    17,703,080     3.52    10.652      666       51,612      99.40      28.23    71.67    0.00
30.01% to 35.00%                  620    31,550,301     6.27    10.536      666       50,888      99.33      33.22    68.46    0.00
35.01% to 40.00%                1,143    62,012,177    12.31    10.645      669       54,254      99.41      38.23    59.37    0.00
40.01% to 45.00%                1,924   116,128,746    23.06    10.744      672       60,358      99.55      43.16    50.24    0.00
45.01% to 50.00%                2,504   162,433,954    32.26    10.981      672       64,870      99.33      48.20    39.99    0.00
50.01% to 55.00%                1,804    91,657,524    18.20    11.069      649       50,808      99.41      53.46    97.57    0.00
55.01% to 60.00%                    5       184,770     0.04    11.834      625       36,954      99.10      56.00   100.00    0.00
60.01% or greater                   2       200,730     0.04    10.554      747      100,365     100.00     100.17   100.00    0.00
                                -----   -----------   ------    ------      ---      -------     ------     ------   ------    ----
TOTAL:                          8,705   503,580,999   100.00    10.833      667       57,850      99.38      43.86    60.20    0.00
                                =====   ===========   ======    ======      ===      =======     ======     ======   ======    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 3.00% to 105.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.86%.

LOAN PURPOSE

                                       AGGREGATE                                     AVERAGE              WEIGHTED
                             NUMBER    PRINCIPAL               WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                               OF       BALANCE    PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                            MORTGAGE  OUTSTANDING   MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                  LOANS       ($)       POOL (%)      (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
------------                --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      7,949   461,394,387     91.62     10.868      668       58,044      99.65     43.92    57.08     0.00
Refinance - Cashout             604    35,171,985      6.98     10.492      656       58,232      96.43     42.68    94.36     0.00
Refinance - Rate Term           152     7,014,628      1.39     10.235      661       46,149      96.46     45.39    93.92     0.00
                              -----   -----------    ------     ------      ---       ------      -----     -----    -----     ----
TOTAL:                        8,705   503,580,999    100.00     10.833      667       57,850      99.38     43.86    60.20     0.00
                              =====   ===========    ======     ======      ===       ======      =====     =====    =====     ====

PROPERTY TYPE

                                       AGGREGATE                                     AVERAGE              WEIGHTED
                             NUMBER    PRINCIPAL               WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                               OF       BALANCE    PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                            MORTGAGE  OUTSTANDING   MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE                 LOANS       ($)       POOL (%)      (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
-------------               --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 5,663   309,849,271     61.53     10.835      666       54,715      99.39     43.50     62.26    0.00
Planned Unit Development      1,919   121,384,257     24.10     10.734      664       63,254      99.36     43.95     62.18    0.00
Condominium                     732    38,514,889      7.65     10.908      671       52,616      99.51     44.72     56.89    0.00
Two- to Four-Family             390    33,785,021      6.71     11.088      683       86,628      99.25     45.76     37.83    0.00
2-4 Family                        1        47,561      0.01     10.400      679       47,561     100.00     54.00    100.00    0.00
                              -----   -----------    ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                        8,705   503,580,999    100.00     10.833      667       57,850      99.38     43.86     60.20    0.00
                              =====   ===========    ======     ======      ===       ======     ======     =====    ======    ====

DOCUMENTATION

                                       AGGREGATE                                     AVERAGE              WEIGHTED
                             NUMBER    PRINCIPAL               WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                               OF       BALANCE    PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                            MORTGAGE  OUTSTANDING   MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION                 LOANS       ($)       POOL (%)      (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
-------------               --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            5,786   303,138,215     60.20     10.722      655       52,392      99.24     43.80    100.00    0.00
No Income Verification        2,874   197,333,572     39.19     11.013      685       68,662      99.60     43.97      0.00    0.00
Limited Income
   Verifictation                 45     3,109,212      0.62     10.334      682       69,094      99.55     42.17      0.00    0.00
                              -----   -----------    ------     ------      ---       ------      -----     -----    ------    ----
TOTAL:                        8,705   503,580,999    100.00     10.833      667       57,850      99.38     43.86     60.20    0.00
                              =====   ===========    ======     ======      ===       ======      =====     =====    ======    ====

OCCUPANCY

                                       AGGREGATE                                     AVERAGE              WEIGHTED
                             NUMBER    PRINCIPAL               WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                               OF       BALANCE    PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                            MORTGAGE  OUTSTANDING   MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                     LOANS       ($)       POOL (%)      (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
---------                   --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                       8,704   503,553,249     99.99     10.833      667       57,853      99.38     43.86     60.19    0.00
Investment                        1        27,750      0.01     10.400      665       27,750      95.00     38.00    100.00    0.00
                              -----   -----------    ------     ------      ---       ------      -----     -----    ------    ----
TOTAL:                        8,705   503,580,999    100.00     10.833      667       57,850      99.38     43.86     60.20    0.00
                              =====   ===========    ======     ======      ===       ======      =====     =====    ======    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                       AGGREGATE                                     AVERAGE              WEIGHTED
                             NUMBER    PRINCIPAL               WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                               OF       BALANCE    PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE          MORTGAGE  OUTSTANDING   MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                      LOANS       ($)       POOL (%)      (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
------------------          --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                                 9       529,270      0.11     10.414      683       58,808     100.00     47.54    68.79     0.00
1                             3,168   179,369,380     35.62     10.971      665       56,619      99.37     43.70    62.37     0.00
2                             4,605   261,726,289     51.97     10.800      667       56,835      99.50     44.01    59.32     0.00
3                               676    42,762,094      8.49     10.635      670       63,258      99.09     43.71    55.55     0.00
4                               214    16,756,063      3.33     10.397      675       78,299      98.65     42.95    61.72     0.00
5                                23     1,598,887      0.32     11.025      660       69,517      98.23     46.19    67.91     0.00
6                                10       839,017      0.17     10.451      665       83,902      96.65     46.21    56.36     0.00
                              -----   -----------    ------     ------      ---       ------     ------     -----    -----     ----
TOTAL:                        8,705   503,580,999    100.00     10.833      667       57,850      99.38     43.86    60.20     0.00
                              =====   ===========    ======     ======      ===       ======     ======     =====    =====     ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE                                     AVERAGE              WEIGHTED
                             NUMBER    PRINCIPAL               WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                               OF       BALANCE    PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE  OUTSTANDING   MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                  LOANS       ($)       POOL (%)      (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
-------------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          2,593   161,681,303     32.11     11.011      670       62,353      99.05     42.88    58.98     0.00
12 Months                       581    48,384,299      9.61     11.230      680       83,278      99.64     44.42    36.84     0.00
24 Months                     5,531   293,515,398     58.29     10.670      663       53,067      99.52     44.30    64.71     0.00
                              -----   -----------    ------     ------      ---       ------      -----     -----    -----     ----
TOTAL:                        8,705   503,580,999    100.00     10.833      667       57,850      99.38     43.86    60.20     0.00
                              =====   ===========    ======     ======      ===       ======      =====     =====    =====     ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 22 months.

CREDIT SCORES

                                       AGGREGATE                                     AVERAGE              WEIGHTED
                             NUMBER    PRINCIPAL               WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                               OF       BALANCE    PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                    MORTGAGE  OUTSTANDING   MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT SCORES                 LOANS       ($)       POOL (%)      (%)      SCORE       ($)      CLTV (%)     (%)    DOC (%)   IO (%)
-------------               --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
576 to 600                      111     4,397,968      0.87     11.894      600       39,621      99.81     42.84    100.00    0.00
601 to 625                    2,036    83,797,763     16.64     11.708      613       41,158      99.51     45.36    100.00    0.00
626 to 650                    2,061   107,659,283     21.38     11.335      640       52,236      99.30     43.64     67.84    0.00
651 to 675                    1,969   120,900,325     24.01     10.956      663       61,402      99.39     43.81     47.08    0.00
676 to 700                    1,181    81,919,964     16.27     10.289      687       69,365      99.21     43.77     46.79    0.00
701 to 725                      698    55,010,878     10.92      9.835      711       78,812      99.38     43.87     45.81    0.00
726 to 750                      353    26,354,857      5.23      9.923      737       74,660      99.75     42.29     42.68    0.00
751 to 775                      201    16,333,420      3.24      9.856      762       81,261      99.28     41.85     40.01    0.00
776 to 800                       82     6,482,329      1.29      9.874      785       79,053      99.59     42.39     46.32    0.00
801 to 809                       10       585,013      0.12      9.406      803       58,501      99.71     41.50     91.04    0.00
810 to 820                        3       139,200      0.03      9.274      816       46,400     100.00     38.31    100.00    0.00
                              -----   -----------    ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                        8,705   503,580,999    100.00     10.833      667       57,850      99.38     43.86     60.20    0.00
                              =====   ===========    ======     ======      ===       ======     ======     =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 586 to 819 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 667.